SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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                        AFL-CIO Housing Investment Trust
                (Name of Registrant as Specified In Its Charter)

                          _____________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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

July 27, 2007


TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2007 Annual Meeting of Participants and a Proxy Statement describing proposals to permit the Trust to admit non-U.S. investors, offer additional portfolios to investors, increase production of affordable housing by engaging in total return swap contracts in connection with tax-exempt bonds, re-elect a Chairman and Trustees, ratify selection of the independent registered public accounting firm, and approve other indicated matters that are expected to come up at the meeting.

I want to draw your particular attention to the proposals insofar as they relate to three important new directions for the Trust and ask for your support. These proposals represent the strategic judgment of the Board and management as to important steps the Trust must take to build upon its past success and core strengths to meet the demands of a changing marketplace.

Specifically, the Board of Trustees and Trust management are seeking your approval to make the necessary changes to the Trust's governing documents to permit the Trust to pursue three key strategies:

      > Open to New Investors. The Board is recommending that the Trust permit non-U.S. pension plans with union beneficiaries to invest in the Trust. This is expected to provide a broad new pool of investment capital controlled by investors who understand and share the Trust's goals of competitive returns through exposure to the U.S. fixed-income market combined with a strong socially responsible mission. It is also allows the Trust to take advantage of legislative changes in Canada that expanded the authority of Canadian pension plans to invest outside of Canada. The staff of the U.S. Securities and Exchange Commission advised the Trust this spring that it would not object to the Trust's selling to these investors, subject to certain conditions.

      > Offer New Investment Products. The Board is recommending that the Trust be authorized to offer investors additional investment options. With this authority, the Trust would be able to develop and offer new funds with investment guidelines that differ from the Trust--for example investment strategies designed to produce workforce housing or focus on particular geographic regions or to test new investment strategies.

      > Expand Authorities to Increase Production of Investment Assets. The Board is recommending that the Trust be authorized to engage in total returns swap contracts in connection with tax-exempt bonds. This is intended to permit the Trust to continue to be a leader in the production of union-built affordable housing.

Each of these proposals has been carefully considered, vetted and reviewed by Trust staff and the Board. A New Directions strategy containing elements of these proposals was first developed in Fall 2005. Since then, the Board has considered reports from staff on the proposals, as they were being developed and refined, at six separate meetings. In addition, briefing sessions were conducted with outside industry participants, staff and Board members over a period of many months. The proposals, as you will read in the enclosed materials, are designed to allow the Trust to respond to specific challenges identified by management and the Board. The Board, in making its recommendations for approval considered many issues. These included the pressures faced by pension plan investors to increase real returns, without overly increasing risk; significant changes in the financing of multi-family housing; and the need to structure new investment funds able to respond to the overwhelming need for affordable housing across the United States.

We hope that the attached materials will answer any questions you might have about the proposals. As always, thank you for the careful thought you will give to this, and for your continuing commitment to the Trust's investment program. We strive to continuously improve our program. We believe that the proposals submitted for your approval will allow the Trust to do just that.

                                                     Sincerely,


                                                     /s/ Stephen Coyle
                                                     -----------------
                                                     Stephen Coyle
                                                     Chief Executive Officer

                     PLEASE VOTE WITHIN FIVE DAYS OF RECEIPT

SC/mo
opeiu #2, afl-cio

Enclosures

                        AFL-CIO Housing Investment Trust

                  NOTICE OF 2007 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

      Notice is hereby given that the 2007 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036 on August 16, 2007 at 2:00 p.m. for the following purposes:

      1. To approve an amendment to Section 3.3 of the Declaration of Trust, to permit the Trust, in connection with any investment in tax-exempt bonds otherwise permitted by the Declaration of Trust, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets.

      2. To approve an amendment to Section 5.2 of the Declaration of Trust to expand the definition of "Eligible Pension Plan" thereunder to include (i) non-United States employee benefit plans subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974; (ii) pension or retirement programs of a non-United States jurisdiction similar to a "governmental plan" as defined in Title 29, Section 1002(32) of the United States Code; and (iii) master trusts holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization.

      3. To approve certain amendments to the Declaration of Trust to authorize the Trust to issue additional Series or Classes of Units.

      4. To approve certain amendments to the Trust's Fundamental Policies to permit the Trust to enter into total return swap contracts.

      5. To re-elect Richard Ravitch as Chairman to serve until the 2008 Annual Meeting of Participants or until his successor is elected and qualifies.

      6. To re-elect John J. Sweeney and Frank Hurt as Class III Union Trustees and Tony Stanley as a Class III Management Trustee, to serve until the 2010 Annual Meeting of Participants or until their respective successors are elected and qualify.

      7. To ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's 2007 fiscal year.

      8. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on July 1, 2007 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

                                            By Order of the Board of Trustees


                                            /s/ Stephen Coyle
                                            -----------------
                                            Stephen Coyle
                                            Chief Executive Officer
Dated:    July 27, 2007

                        AFL-CIO HOUSING INVESTMENT TRUST

                                 PROXY STATEMENT

                                  July 27, 2007

                                 GENERAL MATTERS

      This Proxy Statement is being sent July 27, 2007 in connection with the solicitation of proxies for use at the 2007 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036, on August 16, 2007, beginning at 2:00 p.m. and at any adjournment(s) thereof.

      A copy of the Trust's Annual Report for the year ended December 31, 2006 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2006 and the most recent Semi-annual Report succeeding the Annual Report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. Reports may also be accessed on the Trust's website at www.aflcio-hit.com.

                                ABOUT THE MEETING

 WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) approval of an amendment to the Declaration of Trust to permit the Trust, in connection with any investment in tax-exempt bonds otherwise permitted by the Declaration of Trust, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets; (ii) approval of an amendment to the Declaration of Trust to expand the definition of "Eligible Pension Plan" to include master trusts and certain non-U.S. employee benefit plans and pension plans of non-U.S. jurisdictions to invest in the Trust; (iii) approval of certain amendments to the Declaration of Trust to authorize the Trust to issue additional Series or Classes of Units; (iv) approval of certain amendments to the Trust's Fundamental Policies to permit the Trust to enter into total return swap contacts; (v) the reelection of a Chairman of the Board of Trustees; (vi) the reelection of Trustees; and (vii) ratification of the selection of the Trust's independent registered public accounting firm. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

      The close of business on July 1, 2007 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 3,344,081.642 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

      Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

      All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

      A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on the Record Date. As of the Record Date, 3,344,081.642 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

      By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

      By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees' recommendations set forth thereon.

            To vote by proxy through the Internet:
            1)    Use a web browser to go to http://www.aflcio-hit.com/proxy
            2) Enter the User Name* and Password* that are included with this mailing.

            *Please note that the User Name and Password are CASE-SENSITIVE. Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

      In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

      Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES' RECOMMENDATIONS?

      Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

            o FOR approval of an amendment to the Declaration of Trust to permit the Trust, in connection with any investment in tax-exempt bonds otherwise permitted by the Declaration of Trust, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets (see page 4).

            o FOR approval of an amendment to the Declaration of Trust to expand the definition of "Eligible Pension Plan" to include master trusts and certain non-U.S. employee benefit plans and pension plans of non-U.S. jurisdictions (see page 5).

            o FOR approval of certain amendments to the Declaration of Trust to authorize the Trust to issue additional Series or Classes of Units (see page 7).

            o FOR approval of certain amendments to the Trust's Fundamental Policies to permit the Trust to enter into total return swap contracts (see page 9)

            o     FOR re-election of the nominated Chairman (see page 11).

            o     FOR re-election of the nominated Trustees (see page 11).

            o FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's fiscal year ending December 31, 2007 (see page 20)

      With respect to any other matter that properly comes before the Meeting or any adjournment(s) or postponements thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      As to Proposals I, II, III, V, VI and VII, the vote required for approval will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. As to Proposal IV, the vote required for approval will be a majority vote, defined as the lesser of (a) 67% or more of the Units of the Trust that are present at the meeting or represented by proxy if Units representing more than 50% of the outstanding Units are present or represented by proxy or (b) more than 50% of the voting Units. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

      The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was July 27, 2007.

             APPROVAL OF AUTHORITY TO ENTER INTO TOTAL RETURN SWAPS

 PROPOSAL I:      TO APPROVE AN AMENDMENT TO SECTION 3.3 OF THE DECLARATION OF
                  TRUST, TO PERMIT THE TRUST, IN CONNECTION WITH ANY INVESTMENT
                  IN TAX-EXEMPT BONDS OTHERWISE PERMITTED BY THE DECLARATION OF
                  TRUST, TO ENTER INTO TOTAL RETURN SWAP CONTRACTS WITH
                  COUNTERPARTIES THAT ARE RATED IN ONE OF THE TWO HIGHEST RATING
                  CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL
                  RATING AGENCIES, PROVIDED THAT THE TOTAL NOTIONAL VALUE OF THE
                  TAX-EXEMPT BONDS INVOLVED IN SUCH CONTRACTS THAT ARE
                  OUTSTANDING FROM TIME TO TIME SHALL NOT EXCEED TEN PERCENT
                  (10%) OF THE VALUE OF ALL OF THE TRUST'S ASSETS.

The proposed amendment to the Declaration of Trust will permit the Trust to enter into total return swap ("TRS") contracts referencing tax-exempt bonds with counterparties rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies. As proposed, the Declaration of Trust will be amended to (i) insert a new subsection 3.3(o) substantially as follows:

       (o) In connection with any investment in tax-exempt bonds otherwise permitted by any paragraph of this Article III, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets.

and (ii) redesignate current subsection 3.3(o) as subsection 3.3(p).

DISCUSSION

      To meet its investment objectives, the Trust seeks to find high credit-quality mortgage-related investments that generate competitive yields while creating union jobs and housing. Recently, much of the new construction in affordable housing projects has been financed through tax-exempt financing. Approximately $5 billion of tax-exempt bonds financing new construction and substantial rehabilitation of affordable multifamily housing projects are issued annually. A significant percentage of the volume comes from strong union states or states which are well represented in the Trust's investor base. Specifically, New York, Illinois, California and Massachusetts comprise the top four issuers in the country. These tax-exempt financings could provide an excellent source of investment for the Trust. However, because the Trust cannot capture the economic benefits of tax-exempt bonds by holding them directly, the Trust must use an investment strategy using TRS contracts. The Board is therefore recommending that the Trust amend its Declaration of Trust to permit it to enter into TRS contracts referencing tax-exempt bonds, as described below.

      A TRS contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset, which includes both the income it generates and gains or losses related to price change of the bonds. The reference asset may be any asset, index or basket of assets. As proposed, the reference asset would be a tax-exempt bond backed by a mortgage used to finance a multifamily property. The Trust intends to sell tax-exempt bonds to a counterparty and simultaneously enter into a TRS contract under which the Trust will retain the mark-to-market risk of the bonds and agree to pay a variable interest rate in exchange for interest payments equal to the bond coupon.

      TRS contracts offer an entity like the Trust the ability to increase its return on a tax-exempt bond. As a general matter, tax exempt bonds pay a lower coupon rate than taxable securities. Because the Trust cannot benefit from the tax advantage, it would ordinarily have to take a lower yield, making the bonds unattractive in most interest rate environments. However, through the TRS mechanism, the Trust will seek to realize some of the value of the tax exempt income, by selling it off to counterparties who can benefit from it. Under the proposed amendment, the total notional value of the tax-exempt bonds involved in the contracts will not exceed 10% of the value of the Trust's total assets.

      Utilizing TRS presents two main risks: counterparty risk and risk of convergence of taxable rates and tax-exempt rates. Counterparty risk is the risk that the counterparty fails or is unable to make the necessary payments to the Trust. The Trust intends to mitigate the counterparty risk by limiting counterparties to those rated AA or better by at least two nationally recognized rating agencies at the time the contract is executed. The requirement of a AA rating is consistent with the counterparty risk that the Trust currently assumes for other investments in its portfolio. The convergence risk in the tax-exempt bond TRS contract is the risk that the tax-exempt money market rate plus the spread (the amount that would be payable by the Trust) could exceed the taxable money market rate (the rate payable to the Trust) under certain interest rate conditions. Historically, the tax-exempt money market rate has been approximately 68 percent of taxable money market rates. If taxable interest rates fall low enough or if the spread between the two markets significantly tightens, the total return on the investment will begin to fall below the tax-exempt bond's coupon return. This risk can be mitigated by retaining the ability to terminate the TRS contract prior to maturity. It is also possible the spread could go in a favorable direction generating a higher return. This risk and benefit of spread widening or tightening already exists on all investments in the Trust's portfolio.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
                             SET FORTH IN PROPOSAL I

          APPROVAL OF OPENING TRUST TO NON-U.S. PENSION PLAN INVESTORS
                            WITH UNION BENEFICIARIES

 PROPOSAL II:     TO APPROVE AN AMENDMENT TO SECTION 5.2 OF THE DECLARATION OF
                  TRUST TO EXPAND THE DEFINITION OF "ELIGIBLE PENSION PLAN"
                  THEREUNDER TO INCLUDE (I) NON-UNITED STATES EMPLOYEE BENEFIT
                  PLANS SUBJECT TO REGULATION UNDER APPLICABLE NON-UNITED STATES
                  LAWS THAT ARE SIMILAR IN PURPOSE AND INTENT TO THE EMPLOYEE
                  RETIREMENT INCOME SECURITY ACT OF 1974; (II) PENSION OR
                  RETIREMENT PROGRAMS OF A NON-UNITED STATES JURISDICTION
                  SIMILAR TO A "GOVERNMENTAL PLAN" AS DEFINED IN TITLE 29,
                  SECTION 1002(32) OF THE UNITED STATES CODE; AND (III) MASTER
                  TRUSTS HOLDING THE ASSETS OF MORE THAN ONE PENSION PLAN OR
                  MORE THAN ONE GOVERNMENTAL PLAN, WHERE AT LEAST ONE OF THE
                  PLANS WITH ASSETS IN THE MASTER TRUST HAS BENEFICIARIES WHO
                  ARE REPRESENTED BY A LABOR ORGANIZATION.

As proposed, Section 5.2 of the Declaration of Trust will be amended and restated to read as follows

      Section 5.2. Only Labor Organizations and Eligible Pension Plans as defined in this section shall be eligible to own Units of the Trust or to hold Units in the Trust. A "Labor Organization" means any organization of any kind, any agency, employee representation committee, group, association or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning grievances, labor disputes, wages, rates of pay, hours or other terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. An "Eligible Pension Plan" includes:

      A. a pension plan ("Pension Plan") constituting a qualified trust under
      Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      B. a governmental plan ("Governmental Plan") within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      C. a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

      D. a pension or retirement program of a non-United States jurisdiction that is similar to a "governmental plan" as defined in Title 29, Section 1002(32) of the United States Code; or

      E. a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.


      Units will not be transferable or assignable. No holder of a Unit will have the authority to pledge its Unit as collateral for any loan. [Text marked to show changes.]

      The primary purpose of the amendment is to permit non-U.S. pension plans to invest in the Trust. The amendment also makes two technical changes to clarify (i) that certain master trusts may invest in the Trust and (ii) that governmental plans that do not choose to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended, may invest in the Trust.

DISCUSSION

      The Board of Trustees and management believe that opening the Trust to labor friendly, non-U.S. investors will enable the Trust to achieve continued growth and hold down relative costs for investors. The Trust expects to be competitive to non-U.S. investors seeking exposure to fixed-income, real estate related investments in the United States. Furthermore, the Trust's socially responsible investments should be attractive to Canadian and European funds, which have a long history of socially responsible investing. In addition, Canadian regulations have recently authorized Canadian pension plans to invest more broadly outside Canada, and Trust management believes the Trust will provide an attractive investment alternative for Canadian pension plans seeking to increase their investment in the United States.

      The staff of the U.S. Securities and Exchange Commission advised the Trust this spring that it would not object to the Trust's selling to these investors, subject to certain conditions. In particular, there must be a system in the home country for regulation of pension plans that is substantially similar to that in the United States. Trust employees who engage in such marketing must also meet certain requirements under the rules and regulations of the Securities Exchange Act of 1934, as amended, which they must already comply with in order to market in the United States.

      Trust management also believes it is imperative to develop new capital sources to respond to the challenges of the fixed-income market. For many years, the Trust has enjoyed the support of Taft-Hartley and public pension plan investors, which have collectively invested through new investment or dividend reinvestment an average in excess of $350 million each year since 2000. However, because of current market conditions for fixed-income investments, the Trust must reach out to new capital markets if it is to maintain the steady pace of asset growth experienced over the past two decades. This amendment will give the Trust the authority to target non-U.S. pension plans, in particular, Canadian and European pension plans.

      Taft-Hartley funds and public pension plans will continue to represent a major focus of the Trust's marketing efforts. However, several market realities dictate a need to reach out to new investors. These include the fact that fixed-income investment is cyclical, just as fixed-income returns are cyclical, and current market conditions have supported an overall decline in fixed-income allocations by pension funds, both Taft-Hartley and public.

      The result is that the Trust must compete for a shrinking pool of new allocations to fixed-income assets. These market conditions may present barriers to the Trust's continued growth. Growing the Trust has been an integral part of the Trust's investment strategy, in part because the larger the fund, the lower the relative cost to investors, the easier it is to compete for and finance major projects ($50 - 100 million), and the greater the critical mass of working capital available for investment initiatives. With the prospect of a possible decline in the rate of new investment from Taft-Hartley funds, the Board of Trustees and management believe that it is prudent to open the Trust to investment by funds outside the United States that have union member beneficiaries, beginning with union and public funds in Canada. International funds offer a huge untapped opportunity for new Trust investors. In Canada, for example, just four funds in Ontario and Quebec hold a combined total of $121 billion in assets, which is nearly a third of the total Taft-Hartley market.

      In addition to extending the definition of Eligible Investor, the amendment contains two technical clarifications. The first would clarify that if more than one plan invests through a master trust, the Trust could accept investment on behalf of the master trust (as noted above this would be necessary for investment by certain corporate plans, because it is not uncommon for a single employer to have a salaried and an hourly plan invest through the same master trust). The second would clarify the ability of public plans to invest in the Trust, even if such plans have opted not qualify under section 401(a) of the Internal Revenue Code.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST
                            SET FORTH IN PROPOSAL II

      AUTHORIZING THE TRUST TO ISSUE ADDITIONAL SERIES OR CLASSES OF UNITS

 PROPOSAL III:    TO APPROVE CERTAIN AMENDMENTS TO THE DECLARATION OF TRUST TO
                  AUTHORIZE THE TRUST TO ISSUE ADDITIONAL SERIES OR CLASSES OF
                  UNITS.

      The purpose of the Proposal is to permit the Trust to create one or more additional portfolios through the issuance of additional series or classes of units. Currently, under the Trust's Declaration of Trust, the Trust may issue only one series of Units, each of which represents an equal beneficial interest in the Trust. In order to be able to create additional portfolios for investment, the Declaration must be amended to permit the Trust to issue multiple series of Units, each of which would represent an equal beneficial interest in the assets of the particular portfolio represented by the series and a pro rata share of the general operating assets of the Trust. Each such series would have separate assets belonging to it, as described below.

      The full text of the amendments is contained in the Amended and Restated Declaration of Trust which is attached to this Proxy Statement as Exhibit A.

BACKGROUND

      Since September 2006, the Trust has been exploring the opportunities available for the creation of additional series, or investment portfolios, within the Trust investment company. In the course of the considerations, the Board has considered the following important goals:

       > Satisfy Investor Demand. Investors over time have expressed interest in investing in a "HIT-like" fund focused on a particular geographic area or having a more diversified investment profile. Investors have also expressed demand for economically targeted investment or funds able to provide financing for specific types of housing--for example workforce housing.

      > New Investment. Creating separate funds or portfolios could stimulate new investments in both the HIT and the new funds from both current and new investors. This would provide HIT with a larger asset base.

      > New Products. Different portfolios may offer different risk profiles or investment mixes than the Trust currently offers. For example, the Trust might be able to provide more financing of affordable housing in particular regions by investing in projects and securities particularly appropriate to that region. This could facilitate achievement of the Trust's collateral objectives of producing affordable housing and union jobs.

      > Innovation. New funds would allow the Trust investment staff to develop new products and methods to finance housing. It is expected that these innovations would have value to all of the portfolios within the Trust, including the existing HIT portfolio.

      > Leverage Strengths. Additional portfolios would allow HIT to leverage its core capacity across multiple portfolios, thus spreading costs, and providing investors with the opportunity to invest in a more diversified investment product that would not be so dependent on a single investment model. To the extent permitted by applicable law, the different funds could co-invest with one another, with the potential to allow the current HIT portfolio to participate in transactions that might otherwise be unavailable.

      In December of 2006, the Board authorized Trust staff to construct and develop alternate portfolios and present their results to the Board with recommendations for how to proceed. Among other issues, the Board considered the feasibility of developing new funds with profiles similar to HIT, but with important differences with respect to permitted investments and specific investment objectives. It is expected that these funds would retain the high level of investment security offered by HIT. In addition, SEC regulations would require that at least 85% of the permitted investments for each fund be housing related.

      However, within a limit of 10% of a new fund's total assets, the Board is considering the feasibility of offering funds with investment strategies that could include, for example, the following: (i) bridge lending for low income and historic tax credit projects; (ii) mezzanine lending; and (iii) other investment authorities not currently utilized by HIT. In June 2007, the Board determined that it was appropriate to move forward to seek the amendments described herein to permit the Trust to offer additional series and classes of Units.

      If the Proposal is approved by Participants, the Board has requested Trust staff to develop a detailed proposal for the development of a new fund focusing on development of workforce housing. The specific investment objectives and guidelines of such a fund would then be set by the Board of Trustees. However, there can be no assurances that this or any other new fund or portfolio will be developed and opened to investors, including Participants.

      If the Proposal is approved, the Trust will become a series company. A series company is an investment company that operates and offers multiple, segregated portfolios or funds for investment. It is organized, however, under one set of governing documents (e.g., the Declaration of Trust and By-Laws). Each fund ordinarily has different investment objectives, policies, and risks. The investors in one portfolio do not share in the investment results of any other portfolio and must look solely to the assets of their portfolio for most purposes, including rights of redemption, earnings distribution and investment appreciation. As a Participant in the Trust today, for example, you would not have an interest in any new portfolio or fund of the Trust unless you invested in that portfolio or fund.

      A series company in certain respects is treated as a single investment company and in other respects is treated as multiple investment companies. Each series company constitutes a single legal entity and registers as a single investment company; however, each series of units issued by such series company represents a different group of investors with an interest in a segregated portfolio of assets. As a practical matter, all of the assets of a series company are allocated to specific portfolios and each portfolio's assets are managed as if it were a separate investment company.

      Section 18(f)(2) under the Investment Company Act of 1940, as amended (the "Investment Company Act") granted the SEC the authority to implement rules to ensure that Participants of each series of outstanding voting securities is treated equitably and fairly with regard to voting matters that may affect them. Pursuant to this section, the SEC adopted rule 18f-2 that mandates any matter requiring Participant approval and affecting holders of any series of securities issued by the investment company must be voted upon separately by the Participants of each series. SEC rule 18f-2 provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law (e.g., approval of mergers or reorganization), or otherwise (e.g., under the series company's registration statement or governing documents), to the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter. If a particular series would not be affected by a matter requiring Participant vote, a vote by Participants of the unaffected series is not required. For purposes of the rule, a series will be deemed to be affected by a matter unless: the interests of each series in the matter are substantially identical; or the matter does not affect any interest of such series. In certain circumstances, Participants in all series or funds will vote together.

      Should participants approve this Proposal, the existing investment objectives, policies and risks profile of the trust would remain unchanged. Any new portfolio would have its own investment objectives, policies and risks, completely independent of the currently existing Trust portfolio.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
               THE PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
                            SET FORTH IN PROPOSAL III

                    AMENDMENTS TO TRUST FUNDAMENTAL POLICIES

 PROPOSAL IV:     TO APPROVE CERTAIN AMENDMENTS TO THE TRUST'S FUNDAMENTAL
                  POLICIES TO PERMIT THE TRUST TO ENGAGE IN TOTAL RETURN
                  SWAPS

      All mutual funds like the Trust are required by several technical provisions of the Investment Company Act to have policies governing certain investment practices that may only be changed by shareholder approval. These policies are referred to as "fundamental policies". While current law requires only a small number of investment practices to be governed by fundamental policies, this has not always been so. As a result, the Trust has many policies that are designated as "fundamental" but are no longer required by law and have no relevance to the Trust's operations. In addition, the Trust's outside counsel has advised that certain of these fundamental policies could be construed to prohibit the Trust from entering into Total Return Swaps ("TRS") contracts.

      The Proposal, if approved, would amend those policies that could restrict the Trust's ability to enter into TRS contracts. Except to permit TRS contracts, none of the proposed changes is intended to change the manner in which the Trust is managed. The Trust's permitted investments, guidelines and objectives will continue to be governed by its declaration of trust, prospectus and Statement of Additional Information. In Particular, because the Trust's Declaration of Trust specifically enumerates the Trust's permitted investments, Participants will continue to be afforded the opportunity to vote on changes that are material to the Trust's investment guidelines, regardless of whether such matters are covered in the Trust's fundamental policies.

CHANGES RELATING TO TRS CONTRACTS

      In order to permit the Trust to enter into TRS contracts, it is proposed to amend the Trust's existing policies with respect to (i) issuance of senior securities, (ii) borrowing and (iii) lending of assets. Policies on these matters continue to be required by the Investment Company Act; therefore the policies are being amended, but retained. Each of these policies is being revised to use language that prohibits the activities "except as permitted by
(i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority". This is because the Investment Company Act and related regulatory rules and actions by the SEC make clear that TRS contracts are carved out from such prohibitions in certain circumstances (including the manner in which the Trust intends to utilize them). A secondary goal is to provide the Trust with flexibility to respond to future changes in applicable law without the necessity of returning to Participants for further amendments or incurring regulatory compliance risk. In addition, two policies that related to
(i) investment in mineral leases and arbitrage transactions and (ii) purchase of securities on margin, which could have been construed to limit TRS contracts, are being deleted in their entirety because they are no longer required by law, are outdated and potentially misleading.

          THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"
           THE PROPOSED AMENDMENTS TO THE TRUST'S FUNDAMENTAL POLICIES
                            SET FORTH IN PROPOSAL IV

                              ELECTION OF TRUSTEES

 PROPOSAL V:      TO REELECT THE CHAIRMAN

 PROPOSAL VI:     TO REELECT TWO (2) CLASS III UNION TRUSTEES AND ONE (1) CLASS
                  III MANAGEMENT TRUSTEE

      Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one neutral Trustee is to be the Chairman. The Board of Trustees currently consists of 14 Trustees, eight (8) of whom are Union Trustees (Chavez-Thompson, Flynn, Hurt, Sullivan, Sweeney, Trumka, Walters and Williams), five (5) of whom are Management Trustees (Frank, Latimer, Quinn, Spear and Stanley), and one (1) of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

      The Declaration of Trust divides the Union and Management Trustees into three classes (each, a "Class"). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Sweeney, Hurt, Stanley and Chairman Ravitch will expire on the day of the Meeting. Each of these Trustees is standing for reelection.

      The principal occupations and business experience for the past five years of the Class III Trustees standing for reelection are described below under "Nominees for Reelection." If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class III Trustees will serve for three-year terms ending in 2010, or until their respective successors are elected and qualify.

      Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.

NOMINEES FOR REELECTION

      The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

                                                                                                           Other
                                              Term of Office                                           Directorships
                            Position Held     and Length of        Principal Occupation/Business          Held by
    Name, Age, Address        with Trust       Time Served         Experience During Past 5 Years        Trustee**
-----------------------------------------------------------------------------------------------------------------------
Richard Ravitch             Chairman        Service             Principal, Ravitch, Rice & Co.          None
610 5th Avenue                              Commenced           LLC; Director, Brinckerhoff Inc.
Ste. 420                                    May 1991.           formerly, Co-Chair, Millenial
New York, NY 10020                          Term expires        Housing Commission; President
Age 73                                      2007                and Chief Executive Officer, Player
                                                                Relations Committee of Major
                                                                League Baseball

John J. Sweeney             Union           Service             President, AFL-CIO                      None
815 16th Street, N.W.       Trustee         Commenced
Washington, D.C.                            April 1981.
20006                                       Term Expires
Age 73                                      2007

Tony Stanley                Management      Service             Director, TransCon Builders, Inc.       None
2221 Stonehave Road,        Trustee         Commenced
Port St. Lucie, FL                          December 1983.
34952                                       Term Expires
Age 73                                      2007

Frank Hurt                  Union           Service             President, Bakery, Confectionery &      None
10401 Connecticut           Trustee         Commenced           Tobacco Workers and Grain Millers
Avenue                                      March 1993.         International Union
Kensington, MD  10895                       Term Expires
Age 68                                      2007


  THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION
                OF THE NOMINATED CHAIRMAN AND CLASS III TRUSTEES.


-------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

INCUMBENT TRUSTEES

      The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

                                                                                                         Other
                                            Term of Office                                           Directorships
                          Position Held     and Length of        Principal Occupation/Business          Held by
 Name, Age, Address         with Trust      Time Served         Experience During Past 5 Years         Trustee**
-----------------------------------------------------------------------------------------------------------------------
Linda Chavez-Thompson       Union           Service             Executive Vice President,             None
815 16th Street, NW         Trustee         Commenced           AFL-CIO
Washington, DC                              May 1996.
20006                                       Term Expires
Age 62                                      2008

Richard Trumka              Union           Service             Secretary-Treasurer, AFL-CIO          None
815 16th Street, NW         Trustee         Commenced
Washington, DC                              December 1995.
20006                                       Term Expires
Age 57                                      2008

John J. Flynn               Union           Service             President, International Union of     None
1776 Eye Street, N.W.       Trustee         Commenced           Bricklayers and Allied Craftsmen
Washington, D.C.  20006                     May 2000.           (BAC); formerly BAC Secretary-
Age 72                                      Term Expires        Treasurer
                                            2009

Jon F. Walters              Union           Service             International Secretary-Treasurer,    None
900 7th Street, N.W.        Trustee         Commenced           International Brotherhood of
Washington, D.C.                            May 2005.           Electrical Workers (IBEW);
20001                                       Term Expires        formerly, International Vice
Age 65                                      2009                President of the Eighth District
                                                                IBEW

Edward C. Sullivan          Union           Service             President, Building and               None
815 16th Street, N.W.       Trustee         Commenced           Construction Trades Department,
Suite 600                                   May 2000.           AFL-CIO; formerly, General
Washington, D.C.                            Term Expires        President, International Union of
20006                                       2009                Elevator Constructors
Age 63

James A. Williams           Union           Service             General President, International      None
1750 New York Avenue, NW    Trustee         Commenced           Union of Painters and Allied Trades
Washington, DC                              June 2005.          ("IUPAT"); General Secretary-
20006                                       Term Expires        Treasurer, IUPAT
Age 56                                      2008


-------------
** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

                                                                                                         Other
                                            Term of Office                                           Directorships
                          Position Held     and Length of        Principal Occupation/Business          Held by
 Name, Age, Address         with Trust      Time Served         Experience During Past 5 Years         Trustee**
-----------------------------------------------------------------------------------------------------------------------
George Latimer              Management      Service             Distinguished Visiting Professor of   None
1600 Grand Avenue           Trustee         Commenced           Urban Land Studies, Macalester
St. Paul, MN 55105                          May 1996.           College; formerly, Director, Special
Age 72                                      Term Expires        Actions Office, Department of
                                            2008                Housing and Urban Development

Stephen Frank               Management      Service             Retired; formerly Vice President      None
8584 Via Avellino           Trustee         Commenced           and Chief Financial Officer, The
Lake Worth, FL 33467                        May 2003.           Small Business Funding
Age 67                                      Term Expires        Corporation
                                            2009

Marlyn J. Spear, CFA        Management      Service             Chief Investment Officer, Building    None
500 Elm Grove Road          Trustee         Commenced           Trades United Pension Trust Fund,
Elm Grove, WI  53122                        March 1995.         (Milwaukee and Vicinity)
Age 54                                      Term Expires
                                            2009

Jack Quinn                  Management      Service             President, Cassidy & Associates;      Kaiser
700 13th Street, NW         Trustee         Commenced           Former Member, United States          Aluminum
Suite 400                                   June 2005.          House of Representatives
Washington, DC                              Term Expires
20005                                       2008
Age 56


EXECUTIVE OFFICERS

      All executive officers of the Trust are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The executive officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the Trust are as follows:

Name & Age                     Current Position w/ Trust      Previous Principal Occupations over Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle               Chief Executive Officer        Chief Executive Officer since 1992, AFL-CIO Housing
Age 61                         Since 1992                     Investment Trust

Helen R. Kanovsky              Chief Operating Officer        Executive Vice President - Finance and Administration
Age 56                         since January 2002             from 1999-2001, AFL-CIO Housing Investment Trust

Erica Khatchadourian           Chief Financial Officer        Executive Vice President - Finance and Administration,
Age 39                         since January 2004             from 2001-2003, Controller in 2001, and Chief of Staff
                                                              from 1997-2000, AFL-CIO Housing Investment Trust

Name & Age                     Current Position w/ Trust      Previous Principal Occupations over Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Chang Suh                      Executive Vice                 Chief Portfolio Manager from 2003-2004, Assistant
Age 36                         President/Chief Portfolio      Portfolio Manager from 2001-2003, Senior Portfolio
                               Manager since November 2004    Analyst from 1998-2001, AFL-CIO Housing Investment Trust

Mary C. Moynihan               General Counsel since April    Chief Counsel in 2004, Deputy General Counsel in 2003,
Age 48                         2004                           AFL-CIO Housing Investment Trust

Stephanie Wiggins              Chief Investment Officer -     Director, Fannie Mae Production from 2000-2001, AFL-CIO
Age 42                         Multifamily Investments        Housing Investment Trust; Director from 1998-2000,
                               since January 2002             Prudential Mortgage Capital Company

Harpreet Peleg                 Controller since 2005          Chief Financial Officer from 2003-2005, AFL-CIO
Age 33                                                        Investment Trust Corporation; Supervisor - Gas
                                                              Settlements from 2001- 2003, PG&E National Energy Group;
                                                              Financial Analyst from 1999- 2001, Goldman Sachs

Christopher Kaiser             Associate General Counsel      Branch Chief, Division of Investment Management,
Age 42                         since February 2007 and        Securities and Exchange Commission, 2003-2007; Staff
                               Chief Compliance Officer       Attorney, Division of Investment Management, 2001-2003.
                               since June 2007


ORGANIZATION OF BOARD OF TRUSTEES

      Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Ravitch, who serves as Chairman of the Committee, Union Trustee Sweeney and Management Trustee Stanley. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met four times during 2006.

      No committee functions as a compensation committee as such. The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See "COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS."

Nominating Committee

      The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. It is composed of Messrs. Ravitch, Stanley and Sweeney, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met once in 2006 and has met once in 2007.

      The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the majority of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust's mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust's Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.

Audit Committee

      The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust's independent registered public accounting firm. The Committee is composed of Chairperson of the Committee, Marlyn Spear (designated Audit Committee Financial Expert), Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Richard Trumka, George Latimer and Tony Stanley, none of whom are interested persons, as defined by Section 2(a)(19) of the Investment Company Act. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management. The Audit Committee met two times in 2006 and has met two times in 2007.

Committee of the Whole

      The Committee of the Whole monitors the Trust's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees. It met one time in 2006 and has not met in 2007.

Board of Trustees

      The Board of Trustees met four times during the Trust's fiscal year ended December 31, 2006. Trustees Edward Sullivan, Frank Hurt, Richard Trumka, John Flynn, Jon Walters, James Williams and George Latimer attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2006 fiscal year.

      As the Trust's investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust's Chief Operating Officer. Participants may also contact Trustees directly (several of whom sit on the Boards of Participants). In addition, since historically the Trust's Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees and no Participants attended the Trust's Annual Meeting in 2006.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During the fiscal year ended December 31, 2006, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2006 was $22,500. The Trust reimbursed all Management Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

                             2006 COMPENSATION TABLE

      The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2006 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust. As the Trust is a single, self-managed fund, its staff as of December 31, 2006 included 56 employees. Therefore, in addition to those individuals identified in the table below, the Trust had 46 other employees who earned aggregate compensation exceeding $60,000 during the 2006 fiscal year.


                                                Pension or
                                                Retirement                            Total
                            Aggregate           Benefits Accrued   Estimated Annual   Compensation
                            Compensation From   as Part of Trust   Benefits Upon      From Trust Paid to
Name of Person, Position    Trust               Expenses           Retirement(1)      Trustees
--------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                  $ 357,983            158,390          Cannot be       Not applicable
 Chief Executive Officer                                               determined

Helen R. Kanovsky(3)                279,348             42,290             63,499       Not applicable
 Chief Operating Officer

Chang Suh(4)                        252,813             37,824             45,063       Not applicable
 Chief Portfolio Manager

Richard Ravitch,                     10,000                 --                 --               10,000
 Chairman

Linda Chavez-Thompson,                   --                 --                 --                   --
 Union Trustee

John J. Flynn,                           --                 --                 --                   --
 Union Trustee

Stephen Frank                         4,500                 --                 --                4,500
Management Trustee


-------------
(1) The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN" below.

(2) Aggregate Trust Compensation includes $20,000 of deferred compensation in 2006 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Expenses includes $3,300 of matching funds paid into the 401(k) Plan and $155,090 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2006 in lieu of participation in the Retirement Plan, including interest, is $1,278,060 and the total amount deferred under the 401(k) Plan through December 31, 2006, including interest and Trust matching, is $188,174.

(3) Aggregate Trust Compensation includes $20,000 of deferred compensation in 2006 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $3,300 of matching funds paid into the 401(k) Plan and $38,990 contributed to the Retirement Plan in 2006 on Ms. Kanovsky's behalf. The total amount deferred by Ms. Kanovsky as of December 31, 2006 under the 401(k) Plan, including interest and Trust matching, is $146,099.

(4) Aggregate Trust compensation includes $15,000 of deferred compensation in 2006 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh's behalf. Pension or Retirement Benefits as Part of Trust Expenses includes $3,300 of matching funds paid into the 401(k) Plan and $34,524 contributed to the Retirement Plan in 2006 on Mr. Suh's behalf. The total amount deferred by Mr. Suh as of December 31, 2006 under the 401(k) Plan, including interest and Trust matching, is $121,283.

                                                Pension or
                                                Retirement                            Total
                            Aggregate           Benefits Accrued   Estimated Annual   Compensation
                            Compensation From   as Part of Trust   Benefits Upon      From Trust Paid to
Name of Person, Position    Trust               Expenses           Retirement(1)      Trustees
--------------------------------------------------------------------------------------------------------
Frank Hurt,
 Union Trustee                           --                 --                 --                   --

Edward C. Sullivan,
 Union Trustee                           --                 --                 --                   --

John Sweeney,
 Union Trustee                           --                 --                 --                   --

Richard Trumka,
 Union Trustee                           --                 --                 --                   --

Jon Walters,
 Union Trustee                           --                 --                 --                   --

James Williams,
 Union Trustee                           --                 --                 --                   --

George Latimer,
 Management Trustee                     500                 --                 --                  500

Marlyn J. Spear,
 Management Trustee                   3,000                 --                 --                3,000

Tony Stanley,
 Management Trustee                   3,500                 --                 --                3,500

Jack Quinn,
 Management Trustee                   1,000                 --                 --                1,000

      Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $220,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 17.21% of eligible employees' base salaries during the twelve months ended December 31, 2006. During 2006, the annual base salaries for pension purposes of Ms. Kanovsky and Mr. Suh were $217,580 and $192,655 respectively.

      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.0% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Kanovsky has approximately 10 and Mr. Suh has approximately 9 credited years of service under the Retirement Plan.

                             Years of Service
Final Average Salary(1)      15(2)          20(2)         25(2)          30(3)         35(3)
-----------------------      --------------------------------------------------------------------
      $   100,000            $   45,000     $   60,000    $  75,000      $   77,500    $   80,000
          150,000                67,500         90,000      112,500         116,250       120,000
          220,000                99,000        132,000      165,000         170,500       176,000

THE 401(K) PLAN

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $15,000 in 2006 (or up to $20,000 for eligible employees over the age of 50). In 2007, the Trust is matching dollar-for-dollar the first $3,300 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.


-------------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

(2) 3.0% per year up to 25 years.

(3) 0.5% per year over 25 years.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2006 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of Trust expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2006, the distribution or unconditional vesting of which are not subject to future events.

                                                          Amount
                                                       Deferred from
                                                           Trust
                                      Amount Paid or     Aggregate      Employer
Name of Individual                     Distributed     Compensation     Matching
-----------------------------------   --------------   --------------   --------

Stephen Coyle                                    $ 0          20,000       3,300

Helen R. Kanovsky                                  0          20,000       3,300

Chang Suh                                          0          15,000       3,300


          DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PROPOSAL VII:     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Participants are requested to ratify the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2007. Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(1) Audit Fees

      The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended December 31, 2006.

      The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $215,000 for the fiscal year ended December 31, 2005.

(2) Audit-Related Fees

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the

Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $16,000 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $13,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

      The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $8,500 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $8,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.The Trust's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

      In connection with its selection of the independent registered public accounting firm, the Trust's Audit Committee has considered the independent registered public accounting firm' provision of non-audit services to the Trust's investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust's independent registered public accounting firm has not performed any non-audit related services to such entities.

PRE-APPROVAL POLICIES AND PROCEDURES

      It is the policy of the Audit Committee to pre-approve the engagement of the Trust's independent registered public accounting firm and to pre-approve each audit and non-audit related service. The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2006 and 2005. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2006 and 2005 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

        THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S INDEPENDENT
               REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2007.

                PROPOSALS FOR 2008 ANNUAL MEETING OF PARTICIPANTS

      Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2008 Annual Meeting of Participants (expected to be held in May 2008) must cause such proposal to be received by the Trust at its principal office not later than December 15, 2007.

                                  OTHER MATTERS

      The Trust is internally managed and currently has no independent investment adviser. Prior to May 30, 2007, Wellington Management Company LLP, managed certain of the Trust's investments with a scheduled maturity not to exceed 24 months. Wellington Management Company is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109.

      At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

      Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.


                                           By Order of the Board of Trustees


                                           /s/ Stephen Coyle
                                           -----------------
                                           STEPHEN COYLE
                                           Chief Executive Officer

                                    EXHIBIT A

                  [Proposed Amendments to Declaration of Trust]

                          AMERICAN FEDERATION OF LABOR
                    AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                            HOUSING INVESTMENT TRUST

                              DECLARATION OF TRUST

                  (as amended and restated through ____, 2007)

      DECLARATION OF TRUST made in Washington, D.C. by the original signatories to this instrument (who, together with their successors in office, are hereinafter called "Trustees").

      WHEREAS, by Declaration of Trust made September 19, 1981, there was created a trust (the "Trust") as a step in the organization of a new pooled investment fund to be created under the auspices of the American Federation of Labor -- Congress of Industrial Organizations ("AFL-CIO"); and

      WHEREAS, the Trustees have amended the Declaration of Trust from time to time to create an investment fundcompany by naming the Trust the "American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust" and by restating the Declaration of Trust in its entirety as set forth herein; and

      WHEREAS, certain subscriptions to Units in the Trust hereby created have been and will be received from the participants whose interests are hereinafter described,

      NOW, THEREFORE, the Trustees declare that they will hold all such contributions that they have acquired or will acquire as Trustees, together with the proceeds thereof, in trust, in the manner and subject to the provisions hereof, for the benefit of any and all contributors to the corpus of the Trust (hereinafter collectively called "Participants").

                                    ARTICLE I

                                    Purposes

      Section 1.1. The purpose of this Trust shall be to earn a fair and secure rate of return for its Participants by investing the pooled contributions of all Participants. All buildings, structures and other improvements that are to be built or rehabilitated on mortgaged real estate or exchanged for such Trust investments must be built or rehabilitated by union labor except as otherwise expressly provided in Section 3.3.

                                   ARTICLE II

                                Name and Trustees

      Section 2.1. The Trust shall be named "The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust". The Trustees shall manage the Trust property, execute all instruments in writing, and do all other things relating to the Trust. Every duly authorized instrument executed in the name of the Trust shall have the same effect as if executed in the name of the Trustees.

      Section 2.2. There shall be up to twenty-five voting Trustees and such non-voting members of the Board of Trustees as provided by Section 2.10 hereof.

      Section 2.3. (a) Up to twelve of the Trustees (hereinafter the "Union Trustees") shall be officers or employees of the AFL-CIO or an AFL-CIO member union; (b) up to twelve of the Trustees (hereinafter the "Management Trustees") shall be (i) officers or management employees of one or more organizations contributing directly or indirectly through contractors to an Eligible Pension Plan as defined in Section 5.2 hereof, or officers or management employees of such an Eligible Pension Plan, or (ii) with respect to the Management Trustees, an officer, director, or trustee of an organization connected in whole or in part with the housing, finance, or real estate development industries, or a current or former elected or appointed official of the federal or any state or local government or an agency or instrumentality thereof; and (c) one Trustee (hereinafter the "Chairman") shall be an individual who is neither an officer, trustee, or employee of any organization that is a Participant in the Trust. The number of Management Trustees shall not exceed the number of Union Trustees except as the result of a vacancy during an unexpired term caused by death or resignation.

      Section 2.4. The Union and Management Trustees shall be divided into up to three classes ("Classes") in respect to term of office, provided that no new Class shall be established if any existing Class has less than five Trustees. No Class shall have more than eight Trustees. Each Class shall have, insofar as the population of Trustees permits, an equal number of Union and Management Trustees and, upon the appointment of one or more new Trustees, the Trustees shall alter Class assignments as required to comply with the provisions of this sentence. The term of the first Class of Trustees shall expire at the first annual meeting of Participants, the term of the second Class shall expire at the second annual meeting of Participants, and the term of the third Class shall expire at the third annual meeting of Participants. After the expiration of the initial terms as set forth above, the term of each Class of Trustee shall expire at the third annual meeting following its election. At each annual meeting, the Participants shall elect a Chairman to serve until the next annual meeting and such number of Trustees as necessary to fill vacancies in the Class of Trustees whose terms expire as of such meeting. Each Trustee shall serve until his successor shall be elected and shall qualify.

      Section 2.5. A Trustee shall be an individual at least twenty-one years of age who is not under legal disability and who shall have in writing accepted his or her appointment and agreed to be bound by the terms of this Declaration of Trust. The Trustees, in their capacity as Trustees, shall not be required to devote their entire time to the business and affairs of the Trust.

      Section 2.6. All Trustees shall serve their full terms unless they resign or die. Any Trustee can resign at any time by giving written notice to the other Trustees, to take effect upon receipt of the notice or such later date as the notice specifies.

      Section 2.7. Upon the death or resignation of any Union Trustee, the remaining Union Trustees shall appoint by a majority vote a replacement to serve out the remainder of the term (with the Chairman, if any, voting only in case of a tie). Upon the death or resignation of any Management Trustee, the remaining Management Trustees shall appoint by majority vote a replacement to serve out the remainder of the term (with the Chairman, if any, voting only in case of a tie). Upon the death or resignation of the Chairman, the Union and Management Trustees together shall appoint by majority vote a replacement to serve out the remainder of the term.

      Section 2.8. The death or resignation of one or more Trustees shall not annul the Trust or revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a Trustee's position becomes vacant because of the Trustee's death or resignation the other Trustees shall have all of the powers specified in this Declaration of Trust until such vacancy is filled.

      Section 2.9. The Chairman, Management Trustees and non-voting members may be compensated for their services as provided by the Board of Trustees. No Union Trustee shall receive any compensation or fee for his services as Trustee. Trustees and non-voting members shall be reimbursed for expenses of attending meetings of the Board of Trustees and committees thereof.

      Section 2.10. The Chief Executive Officer, upon his or her retirement or resignation, may be appointed by the Executive Committee, subject to approval by the Board of Trustees, as a non-voting member of the Board of Trustees, with the right to attend meetings and participate in discussions, for an initial term not to exceed five years.

                                   ARTICLE III

                                     Powers

      Section 3.1. The Trustees shall have power to do all things proper or desirable in order to carry out, promote, or advance the purpose of the Trust even though such things are not specifically mentioned in this Declaration of Trust. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.

      Section 3.2. The Trustees shall have without further authorization, full, exclusive, and absolute power, control, and authority over the Trust property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust property and business in their own right, subject to such delegation as may be permitted in this Declaration of Trust. The enumeration of any specific powers or authority herein shall not be construed as limiting the aforesaid powers or authority or any specific power or authority. In construing the provisions of this Declaration of Trust the presumption shall be in favor of a grant of power to the Trustees. Subject to any applicable limitation in this Declaration of Trust, the Trustees shall have power and authority:

            (a)   To employ suitable counsel.

            (b) To employ banks or trust companies to act as depositories or agents.

            (c) To engage in and to prosecute, compound, compromise, abandon, or adjust by arbitration or otherwise any actions, suits, proceedings, disputes, claims, or demands relating to the Trust property to pay any debts, claims, or expenses incurred in connection therewith, including those of litigation, upon any evidence that the Trustees may deem sufficient (these powers to apply whether or not the Trust is named as a party or any of the Trustees are named individually).

            (d) To form corporations, partnerships, or trusts upon such terms and conditions as the Trustees deem advisable.

            (e) To purchase, sell, and hold legal title to any securities or other property including Certificates of Interest in the Trust upon such terms and conditions as the Trustees deem advisable.

            (f) To purchase, lease, or rent suitable offices for the transaction of the business of the Trust.

            (g) To appoint, employ, or contract with any person or persons as the Trustees deem necessary or desirable for the transaction of the business of the Trust, including any person who, under the supervision of the Trustees and consistent with the Trustees' ultimate responsibility to supervise the affairs of the Trust, may, among other things:

                  (i)   Administer the day-to-day operations of the Trust;

                  (ii) Serve as the Trust's adviser and consultant in connection with policy decisions made by the Trustees;

                  (iii) Furnish reports to the Trustees and provide research, economic, and statistical data to the Trustees; and

                  (iv) Act as accountants, correspondents, technical advisers, attorneys, brokers, underwriters, fiduciaries, escrow agents, depositories, insurers or insurance agents, transfer agents, or registrars for Units, or in any other capacity deemed necessary or desirable by the Trustees.

            (h) To purchase, maintain and pay for entirely out of Trust property insurance policies insuring any person who is or was a Trustee, officer, employee, or agent of the Trust or who is or was serving at the request of the Trust as a director, officer, employee or agent of another person individually against any claim or liability of any nature asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would otherwise have the power to indemnify such person against such liability.

            (i) To execute and deliver as Trustees hereunder any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases, and other instruments in writing necessary or proper for the accomplishment of the purposes of the Trust.

            (j) To pay out of the funds of the Trust property any and all taxes or liens imposed upon or against the Trust property or any part thereof, or imposed upon any of the Trustees herein, individually or jointly, by reason of the Trust property, or of the business conducted by the Trustees under the terms of this Declaration of Trust.

            (k) To issue, purchase, or sell Units in the Trust either for cash or for property whenever and in such amounts as the Trustees deem desirable, but subject to the limitations specified below.

            (l) To make distributions of net income to Participants, in the manner specified below.

            (m) To determine whether money or other assets received by the Trust shall be charged to income or capital or allocated between income and capital.

            (n) To determine conclusively the value of any of the Trust property and of any services, securities, assets, or other consideration hereafter acquired by the Trust, and to revalue Trust property.

            (o) To engage in activities that are designed to generate potential investments in which the Trust is authorized to invest under this Declaration of Trust, including but not limited to activities that also (x) generate fees for the Trust or (y) benefit unions and/or union members, such as facilitating or promoting (i) housing construction utilizing union labor, (ii) construction of housing for union members or their families or (iii) the availability of mortgage loans for union members.

            (p) To make, adopt, amend, and repeal such by-laws (not inconsistent with the terms of this Declaration of Trust) as the Trustees deem necessary or desirable for the management of the Trust and for the government of themselves, their officers, agents, employees, and representatives.

            (q) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of
                  Article V and to establish Classes of such Series, each such Series and Class with such rights, preferences, limitations, restrictions and other relative terms as shall be determined by the Trustees from time to time, consistent with applicable laws.

            (r) To allocate assets, liabilities and expenses of the Trust to a particular Series or Class, as appropriate, or to apportion the same between or among two or more Series or Classes, as appropriate, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series as provided in Article V.

            (s) To interpret the investment policies, practices or limitations of any Series.

      Section 3.3. In respect of the investment of the assets belonging to Series A (as designated by the Trustees) , the Trustees shall have each of the following specific powers and authority in the administration of the Trust, to be executed in their sole discretion in accordance with the Investment Company Act of 1940, as amended ("Investment Company Act"):

                  (a) To invest in construction and/or long-term mortgage loans or mortgage-backed securities that are guaranteed or insured by the federal government or an agency thereof or interests in such mortgage loans or securities.

                  (b) To invest in securities that are secured by securities and/or mortgage loans of the type described in paragraph
                        (a) above and that are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency.

                  (c) To invest in (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, or (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the Trust, rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency or (iii) securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and that are rated at the highest rating by Standard & Poors ("S&P"), Moody's Investor Services ("Moody's"), Fitch Investors Services Inc. ("Fitch"), or a comparable nationally recognized statistical rating agency.

                  (d) To invest up to 30 percent of the value of all of the Trust's assets in any of the following:

                        (i) Construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, provided that:

                             (A) such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority; or

                             (B) such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "top tier" by S&P (or designated comparably by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations; or

                            (C) such loans or securities are supported by a guaranty of at least the first 75 percent of the principal amount of such loans or securities under a state insurance or guarantee program by a state-related agency with a record of creditworthiness as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency of at least "A-" by S&P, Fitch Investors Services Inc. ("Fitch") or Duff & Phelps Inc. ("Duff & Phelps") or at least "A3" by Moody's at the time of their acquisition by the Trust; or

                            (D) such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets or
                                   (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment; or

                            (E) such loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:

                                    (I)      cash placed in trust or in escrow
                                             by a state or local government or
                                             agency or instrumentality thereof
                                             with an independent third party
                                             satisfactory to the Trust on terms
                                             and conditions satisfactory to the
                                             Trust; or

                                    (II)     a letter of credit, insurance or
                                             other guaranty from an entity
                                             satisfactory to the Trust which has
                                             a rating (at the time of the
                                             Trust's acquisition of the related
                                             loan, securities or interests in
                                             such loans or securities) which is
                                             at least "A" or better from S&P (or
                                             a comparable rating by another
                                             nationally recognized statistical
                                             rating agency, as determined by the
                                             Executive Committee of the Trust);
                                             or

                            (F) such loans are made by any lender acceptable to the Trust and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:

                                    (I)      cash placed in trust or in escrow
                                             by a state or local government or
                                             agency or instrumentality thereof
                                             with an independent third party
                                             satisfactory to the Trust on terms
                                             and conditions satisfactory to the
                                             Trust; or

                                    (II)     a letter of credit, insurance or
                                             other guaranty from an entity
                                             satisfactory to the Trust which has
                                             a rating (at the time of the
                                             Trust's acquisition of the related
                                             loan, securities or interests in
                                             such loans or securities) which is
                                             at least "A" or better from S&P (or
                                             a comparable rating by another
                                             nationally recognized statistical
                                             rating agency, as determined by the
                                             Executive Committee of the Trust).

                        (ii) Construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, that have evidence of support by a state or local government or an agency or instrumentality thereof, provided that the total principal amount of investments made under this section and under section 3(d)(iii) hereof that are outstanding from time to time shall not exceed 4 percent of the value of all of the Trust's assets and all of the following criteria are satisfied:

                            (A) the loan-to-value ratio of the project shall not exceed 60 percent, the "value" for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that (1) a loan-to-value ratio of up to 80 percent shall be permitted if (x) mortgage insurance in an amount which will cover all losses down to a 60 percent loan-to -value level has been provided by a mortgage insurance provider rated at least "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust); or (y) another form of guaranty or credit support of the Trust's investment which will cover all losses down to a 60 percent loan-to-value level and which is provided by a guarantor rated "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; or (z) the project receives the benefits of Low Income Housing Tax Credits pursuant to Section 42 of the Internal Revenue Code of 1986, as amended, in accordance with the standards adopted by the Executive Committee;

                            (B) the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under Section 501(c) of the Internal Revenue Code of 1986, as amended, must make or facilitate a financial contribution in the project within guidelines adopted by the Executive Committee of the Trust, such financial contribution to be in the form of subordinate financing, an interest rate write-down, a donation of land, an award of tax credits, grants or other financial subsidy, a form of insurance or guarantee or some other similar contribution all within guidelines adopted by the Executive Committee of the Trust;

                            (C) the development and ownership team of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines to be developed by the Trust;

                            (D) the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and

                            (E) the minimum debt service coverage for the project must be at least 1.15, based upon projections of future income and expenses satisfactory to the Trust.

                        (iii) Construction and/or permanent loans, or securities
                              backed by construction and/or permanent loans or interests in such loans or securities, for the financing of market rate projects, provided that the total principal amount of investments made under this section and under section 3(d)(ii) that are outstanding from time to time shall not exceed 4 percent of the value of all of the Trust's assets and all of the following criteria are satisfied:

                            (A) the loan-to-value ratio of the project shall not exceed 60 percent, the "value" for such purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that a loan-to-value ratio of up to 80 percent shall be permitted if (1) mortgage insurance in an amount which will cover all losses down to a 60 percent loan-to-value level has been provided by a mortgage insurance provider rated at least "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust); or (2) another form of guaranty or credit support of the Trust's investment which will cover all losses down to a 60 percent loan-to-value level and which is provided by a guarantor rated "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and

                            (B) the development and ownership team of the project must have a demonstrably successful record of developing market rate housing projects, in accordance with guidelines to be developed by the Trust; and

                            (C) the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; and

                            (D) the minimum debt service coverage for the project must be at least 1.25, based upon projections of future income and expenses satisfactory to the Trust.

                        (iv)  Bridge loans or interests in bridge loans made to
                              (i) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits under Section 42 of the Internal Revenue Code of 1986, as amended, and/or (ii) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Federal Rehabilitation Tax Credits under Section 47 of the Internal Revenue Code of 1986, as amended; provided that all of the following criteria are satisfied:

                            (A) at the time of the Trust's acquisition of such investment, such investment must be:

                                    (I)      are issued or guaranteed by a state
                                             or local housing finance agency
                                             designated "top tier" by S&P (or
                                             designated comparably by another
                                             nationally recognized statistical
                                             rating agency, as determined by the
                                             Executive Committee of the Trust)
                                             with full recourse to the assets
                                             and credit of such agency (or in
                                             lieu of such full recourse, secured
                                             by such third party credit
                                             enhancement as to provide, in the
                                             judgment of management, security
                                             comparable to full recourse to the
                                             assets and credit of such agency);
                                             or

                                    (II)     issued (with recourse) or
                                             guaranteed by a state or local
                                             agency which has a long term credit
                                             rating of "A" or better by S&P (or
                                             a comparable rating by another
                                             nationally recognized rating agency
                                             approved by the Executive Committee
                                             of the Trust) for a bridge loan
                                             with a term of longer than 12
                                             months and a short-term rating of
                                             A-1 or better by S&P (or a
                                             comparable rating by another
                                             nationally recognized rating agency
                                             approved by the Executive Committee
                                             of the Trust) for a bridge loan
                                             with a term of less than 12 months;

                                    (III)    issued (with recourse) or
                                             guaranteed by FHA, GNMA, Fannie
                                             Mae, Freddie Mac or another entity
                                             with a credit rating of "AA" or
                                             better by S&P (or a comparable
                                             rating by another nationally
                                             recognized rating agency approved
                                             by the Executive Committee of the
                                             Trust) or fully collateralized by
                                             obligations issued (with recourse)
                                             or guaranteed by FHA, GNMA, Fannie
                                             Mae or Freddie Mac or another
                                             entity with a
                                             credit rating of "AA" or better by
                                             S&P (or a comparable rating by
                                             another nationally recognized
                                             rating agency  approved by the
                                             Executive Committee of the Trust);
                                             or

                                    (IV)     fully collateralized by a letter of
                                             credit or other guaranty by a bank
                                             or other financial entity with a
                                             credit rating of "AA" or better by
                                             S&P (or a comparable rating by
                                             another nationally recognized
                                             rating agency approved by the
                                             Executive Committee of the Trust)
                                             or a bank rated in category "B" or
                                             higher by Thomson Bankwatch;

                            (B) at the time of the Trust's acquisition of such investment, the Trust is committed to invest in the construction and/or permanent loan for the related development, unless the permanent loan for the development is anticipated to have an original principal balance which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis; and

                            (C) not more than 5% of the Trust's assets may at any time be invested in bridge loans (or interests in bridge loans) acquired pursuant to this Section 3.3(d)(iv),

                  (e) To invest in mortgage loans, or securities or obligations backed by mortgage loans, described in paragraph (a) or paragraph (c) of this Section 3.3 that include provisions:

                        (i) Requiring the borrower to pay, in addition to all payments of principal and base interest insured or guaranteed by the federal government, an agency thereof, or by Fannie Mae or Freddie Mac, additional interest based on net or gross cash flow and/or net or gross proceeds upon the sale, refinancing or disposition of the mortgaged real estate properties which is not guaranteed or insured, or

                        (ii) Requiring the borrower to pay the principal balance of the mortgage loan in full prior to its scheduled maturity.

                        In negotiating investments with participating features or rights to demand early repayment, the Trust may accept a base interest rate of up to 2 percent per annum lower than the rate which it would otherwise be willing to receive in the absence of such features.

                  (f) To invest in construction and/or permanent loans, or securities or obligations backed by construction and/or permanent loans which are supported, either concurrently or sequentially, by any combination of two or more of the types of credit enhancement described in paragraphs
                        (a) through (d) of this section, as long as all of the principal component of such loans or securities or obligations backed by such loans are fully collateralized by one or more of the different types of the credit enhancement described in paragraphs (a) through (d) of this section; provided, however, that the principal portion of any investment made pursuant to this paragraph which is secured by one of the types of credit enhancement described in paragraph (d) of this section shall be subject to the 30 percent limitation set forth in paragraph (d) of this section.


                  (g) If necessary or desirable to facilitate any investment by the Trust permitted under paragraphs (a) through (f) of this section, to deposit the purchase price for the loan, securities, interests in loans or other obligations to be acquired by the Trust in an escrow account which is structured and secured in a manner acceptable to the Trust and consistent with the provisions of the Investment Company Act of 1940, as amended, until the purchase price is disbursed, either in a lump sum or over time, to fund the Trust's purchase of such investment, provided that (i) all monies in such escrow must be invested, as fully and as continuously as practical, in instruments in which the Trust is permitted to invest under paragraph (m) of this section or (ii) all monies in such escrow must be secured or supported by one or more of the different types of credit enhancement described in paragraphs (a) through (d) of this section.

                  (h) To invest up to 15 percent of the value of all of the Trust's assets in any of the following instruments:

                        (i)     United States Treasury issues;

                        (ii) Obligations which are either (a) issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or (b) backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and, at the time of their acquisition by the Trust, rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency; and

                        (iii) Commercial mortgage backed securities ("CMBS") that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency, subject to a limit of 10 percent of the value of all of the Trust's assets.

                  (i)   To sell any asset held by the Trust.

                  (j) To renew or extend (or to participate in the renewal or extension of) any mortgage construction loan.

                   (k)   To engage in borrowing, provided that the Trust may not
                        (i) issue senior securities, except as permitted by (A) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (B) exemptive or other relief from the SEC, SEC staff, or other authority; and (ii) borrow money, except as permitted by (X) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (Y) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the HIT's assets will be used as security for such borrowings.

                  (l) To manage, administer, operate, lease for any number of years, or sell any real estate acquired by reason of foreclosure by the Trust and to hold such property in the name of the Trust or its nominees.

                  (m) To take title to real estate in lieu of its foreclosure sale.

                  (n) To invest money held pending investment in mortgages or construction loans in any of the following instruments:

                        (i)     United States Treasury issues;

                        (ii)    Federal agency issues;

                        (iii) Commercial bank time certificates of deposit of banks whose accounts are insured by the Federal Deposit Insurance Corporation through its Bank Insurance Fund ("BIF");

                        (iv) Savings bank deposits (insured by the Federal Deposit Insurance Corporation through BIF);

                        (v) Savings and loan association deposits (insured by the Federal Deposit Insurance Corporation through its Savings Association Insurance Fund);

                        (vi)    Bankers acceptances;

                        (vii) Commercial paper rated as category A-1 or P-1 by S&P or Moody's;

                        (viii) Collateral loans (including warehousing agreements) secured by Federal Housing Administration or Veterans Administration guaranteed single-family or multi-family mortgages;

                        (ix) Interests (including repurchase agreements) in U.S. Government securities pledged by a bank or other borrower to secure short-term loans from the Trust; and

                        (x) Securities issued by an investment company registered under the Investment Company Act that invests predominantly in United States Treasury issues or Federal agency issues.

                  (o) In connection with any investment in tax-exempt bonds otherwise permitted by any paragraph of this Article III, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets.

                  (p) To issue new Units of the Trust in exchange for assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") on the basis of relative net asset values, provided that: the Board of Trustees of the Trust (including a majority of the Trustees who are not interested persons of either the Trust or the Mortgage Trust) find that the exchange is in the best interests of the Trust and that the interests of existing Participants in the Trust will not be diluted as a result of its effecting the transactions; and provided further that the United States Securities and Exchange Commission ("SEC") issues an Order of Exemption under Section 17 of the Investment Company Act, having found that: (1) the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person concerned; (2) the proposed transaction is consistent with the policy of the Trust and the Mortgage Trust as recited in their registration statements and reports filed with the SEC under the Investment Company Act; and
                        (3) the proposed transaction is consistent with the general purposes of the Investment Company Act.

                                   ARTICLE IV

                                   Operations

      Section 4.1. The principal office of the Trust shall be in Washington, D.C., unless changed to another location by a majority vote of the Trustees. The Trust may have such other office or places of business as the Trustees determine necessary or expedient.

      Section 4.2. The Chairman shall be the chairman of the Board of Trustees. The Trustees may select from among themselves an Executive Committee (chaired by the Chairman) to whom the Trustees may delegate appropriate power to carry on the business of the Trust. The Trustees may elect or appoint, from among their number or otherwise, or may authorize the Chairman to appoint, such other officers or agents to perform functions on behalf of the Trustees as the Trustees or Chairman deemed advisable.

      Section 4.3. The Trustees shall meet at the Chairman's request or as specified in rules and regulations of the Trustees, but in no event less than once each year. Action by the Trustees may also be taken by them in writing. A quorum for doing business shall be a majority of the Trustees entitled to vote, but never less than three.

      Section 4.4. The Trustees may authorize one or more of their number to sign, execute, acknowledge, and deliver any note, deed, certificate, or other instrument in the name of, and in behalf of, the Trust, and upon such authorization such signature, acknowledgment, or delivery shall have full force and effect as the act of all of the Trustees. The receipt of the Trustees, or any of them, or any of the officers or agents thereunto authorized, for money or property paid or delivered to them, or any of them, shall be an effectual discharge therefor to the person paying or delivering such money or property.

      Section 4.5. This Declaration of Trust may be amended or altered by a majority of the Trustees at any time. The Trust, or any Series or Class thereof, may be terminated at any time by the Trustees after notice in writing to all Participants of the Trust or such Series or Class thereof (as applicable). Upon such termination, the Trust or any Series or Class thereof shall carry on no business except for the purpose of winding up its affairs, the Trustees shall retain all powers given to them under this Declaration of Trust with respect to the Trust, such Series or Class until the Trust or such Series or Class (as applicable) shall have been wound up, and, after paying or adequately providing for the payment of all liabilities, the Trustees shall distribute the remaining Trust property or Trust property allocated or belonging to such Series or Class to the Participants in the Trust or of the Series or Class (as applicable) according to their respective rights.

      Section 4.6. A majority of the Trustees may: (a) select or direct the organization of a corporation, association, trust, or other organization to take over the Trust property and carry on the affairs of the Trust; (b) sell, convey, and transfer the Trust property to any such organization in exchange for shares, securities, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust; and (c) thereupon terminate the Trust and deliver such shares, securities, or beneficial interest proportionately among the Participants in redemption of their Units.

      Section 4.7. No Trustee shall be liable for having acted in good faith in any transaction connected with the Trust or the administration of the Trust. The Trustees shall be held harmless in acting upon any instrument, certificate, or paper that they believe to be genuine and to be signed or presented by the proper person or persons. The Trustees shall have no duty to make any investigation or inquiry concerning any statement contained in any such writing. No recourse shall be had at any time upon any note, bond, contract, instrument, certificate, undertaking, obligation, covenant, or agreement (whether oral or written) made, issued, or executed by the Trustees in pursuance of the terms of this Declaration of Trust, or by any officer or agent of the Trustees, against the Trustees or such officer or agent individually by legal or equitable proceeding, except only to compel the proper application or distribution of the Trust property, provided that no Trustee shall be excused from liability for willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). The Trustees shall not be liable for the proper application of any part of the Trust property, provided that distributions are made in accordance with directions provided in this Declaration of Trust. Nothing contained in this Declaration of Trust shall be construed as giving power to the Trustees to contract any debt or to do anything that will bind any Participant personally. Any person, firm, corporation, or association dealing with the Trustees shall be limited to satisfying any obligation, liability, or covenant with the Trustees only out of the Trust property, and not out of the personal property of any Participant.

      Section 4.8. The Trust shall indemnify each Trustee and officer and each former Trustee and officer of the Trust against fines, judgments, amounts paid in settlement and expenses, including attorneys' fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a trustee or officer of the Trust, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from disabling conduct. The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act nor parties to such matter ("disinterested non-party Trustees") or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b) the Trust is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. This Section is intended to provide indemnification to Trustees and officers to the full extent permitted by law and shall be construed and enforced to that extent.

      Section 4.9. The Trustees and any employee or agent of the Trustees (except a bank or trust company) who handles funds or other property of the Trust shall be bonded for the faithful discharge of his or her duties in such amount and as otherwise required by applicable law. The expenses of such bond shall be paid by the Trust.

      Section 4.10. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees, or be liable for the application of money or property paid, loaned, or delivered. Every note, bond, contract, instrument, certificate, or undertaking, and every other act or thing executed or done by any Trustee in connection with the Trust, shall be conclusively taken to have been executed or done only in his or her capacity as Trustee, and such Trustee shall not be personally liable thereon. Every such note, bond, contract, certificate or undertaking made or issued by the Trustees shall recite that it is executed or made by them not individually, but as Trustees, and that the obligations of any such instrument are not binding upon any of the Trustees individually, but bind only the Trust property, and may contain any further recital that they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually.

      Section 4.11. The Trustees shall be reimbursed from the Trust property for their expenses and disbursements, including expenses for clerks, transfer agents, office hire, and counsel fees, and for all losses and liabilities by them incurred in administering the Trust and for the payment of such expenses, disbursements, losses, and liabilities, the Trustees shall have a lien on the Trust property prior to any rights or interests of the Participants.

      Section 4.12. This Declaration of Trust shall be construed, regulated, and administered under the laws of the District of Columbia and in the courts of the District of Columbia.

                                    ARTICLE V

                             Units and Distributions

      Section 5.1. (a) The beneficial interests of the Trust shall be divided into portions ("Units") of one or more separate and distinct Series or Classes of Series as the Trustees shall, from time to time, create and establish. The number of authorized Units of each Series and Class thereof is unlimited. In lieu of issuing certificates to evidence ownership of such Units, the Trustees may establish a book-entry system whereby Units may be issued and redeemed by bookkeeping entry and without physical delivery of the securities. The Trustees shall have full power and authority in their sole discretion, and without obtaining any prior authorization or vote of the Participants (to the extent permitted by applicable law) (i) to create and establish (and to change in any manner) Units or any Series or Classes thereof with such preferences, voting powers, rights, and privileges as the Trustees may from time to time, determine;
(ii) to divide or combine the Units or any Series or Classes thereof into a greater or lesser number; (iii) to classify or reclassify any issued Units into one or more Series or Classes of Units; (iv) to abolish any one or more Series or Classes of Units; (v) to reorganize or merge any Series or Class thereof into another Series or Class thereof; and (vi) to take such other action with respect to the Units or Series or Classes thereof as the Trustees may deem desirable; provided, however, that the Trustees may not amend a fundamental policy with respect to any Series or Class without the affirmative vote of Participants holding a majority of the Units of such Series or Class. The Trustees shall have the right to sell or exchange such additional Units without offering the same to the holders of the then-outstanding Units. All references to Units in this Declaration shall be deemed to include references to Units of any or all Series or Classes as the context may require.

      (b) The establishment of any Series or Class thereof shall be effective upon the adoption of a resolution of the majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Units of such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Units of such Series or Class including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. At any time that there are no Units outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish such Series or Class and the establishment and designation thereof.

      (c) Until such time as any Units of any Series or Class are issued, the Trustees may exercise all rights of the holders of such Series or Class and may take any actions required or permitted by law, the Declaration or Bylaws to be taken by the holders of such Series or Class.

      Section 5.2. Only Labor Organizations and Eligible Pension Plans as defined in this section shall be eligible to own Units of the Trust or to hold Units in the Trust. A "Labor Organization" means any organization of any kind, any agency, employee representation committee, group, association or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning grievances, labor disputes, wages, rates of pay, hours or other terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. An "Eligible Pension Plan" includes:

        (a) a pension plan ("Pension Plan") constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

        (b)     a governmental plan ("Governmental Plan") within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

        (c) a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

        (d) a pension or retirement program of a non-United States jurisdiction that is similar to a "governmental plan" as defined in Title 29, Section 1002(32) of the United States Code; or

        (e) a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

      Units will not be transferable or assignable. No holder of a Unit will have the authority to pledge its Unit as collateral for any loan.

      Section 5.3. All consideration received by the Trust for the issue or sale of Units of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular Series or Class, shall be allocated by the Trustees between and among one or more of the Series or Classes in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Participants in all Series or Classes for all purposes, and shall be referred to as assets belonging to that Series or Class. The assets belonging to a particular Series shall be so recorded upon the books of the Trust or of its agent or agents and shall be held by the Trustees in trust for the benefit of the holders of Units of that Series.

      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses may, in the Trustee's discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class. Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Participants in all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. No Participant or former Participant of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

      Section 5.4. (a) The term "Net Asset Value" of any Series or Class shall mean that amount by which the assets of the Series or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such Net Asset Value per Unit shall be determined separately for each Series or Class of Units and shall be determined on such days and at such times as the Trustees may determine (each, a "Valuation Date").

      (b) Notwithstanding subparagraph (a) of this Section 5.4, with respect to Series A, the net asset value shall be set at fair value as determined by the Trustees as of the close of business at the end of each calendar month (hereinafter "Series A Valuation Dates"). On the basis of the valuation made on the Series A Valuation Date, the beneficial interest of each Participant shall be adjusted to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses, and all other transactions with respect to such Series since the last preceding Series A Valuation Date.

      (c) In determining the value of the assets of any Series or Class of Units, the Trust will comply with the Investment Company Act, including Section 2(a)(41) thereof, and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Trust, as the same may be amended from time to time. The Trustees may delegate any of their powers and duties under this
Section 5.4 with respect to valuations of assets and liabilities.

      Section 5.5. The Trustees shall as of each Valuation Date declare dividends of net income earned during each month. Such distributions will be payable after the end of each calendar quarter or such other dates as the Trustees may designate and will be made in cash, except that on written request of a Participant, distribution can be made in Units of the relevant Series or Class of the Trust valued as of the distribution date provided that such automatic reinvestment of income distribution does not subject the Trust to adverse consequences in the opinion of legal counsel for the Trust.

      Section 5.6. Notwithstanding anything to the contrary contained in this Declaration of Trust or in any amendment thereto, no part of the Trust that equitably belongs to any Participant (other than such part as is required to pay the expenses of the Trust) shall be used for any purpose other than the exclusive benefit of the Participant.

      Section 5.7. The Trustees shall render from time to time an accounting of the Trust's transactions. A copy of such accounting will be made available to each Participant. No person other than a Participant may require an accounting or bring any action against the Trustees with respect to the Trust or because of any Trustee's actions on behalf of the Trust.

      Section 5.8. In case of the loss or destruction of any certificate, the Trustees may, under such terms as they deem expedient, issue a new certificate in place of the one so lost.

                                   ARTICLE VI

                    Admissions to and Withdrawals from Trust

      Section 6.1. (a) No admission to or withdrawal from the Trust shall be permitted except in Units. Units shall be issued and redeemed only as of a Valuation Date and may be issued and redeemed in fractions of a Unit. A request for issuance of Units must be received by the Trust before the Valuation Date as of which they are to be issued.

      (b) With respect to Series A Units, a request for redemption of Units must be received by the Trust at least 15 days before the Series A Valuation Date as of which they are to be redeemed. No issue of Units will be made to any new Participant having a value of less than Fifty Thousand Dollars ($50,000). Any request for redemption of Units made between Valuation Dates will be considered as having been made 15 days before the next ensuing Valuation Date and will be honored only as of such date.

      Section 6.2. Payment in satisfaction of a duly tendered request for redemption shall be made as soon as practicable and in any event within seven days after the Valuation Date as of which redemption is effected.

      Section 6.3. Upon the agreement of the redeeming Participant, the Trust may give securities and/or mortgages or other Trust assets in partial or full satisfaction of a duly tendered request for redemption. Such securities and/or mortgages will be treated for redemption purposes as being the cash equivalent of their value of the Valuation Date before the date on which redemption was requested.

                                   EXHIBIT B

--------------------------------------------------------------------------------
    SUMMARY OF PROPOSED CHANGES TO THE TRUST'S FUNDAMENTAL POLICIES REQUIRED
         TO PERMIT THE TRUST TO ENTER INTO TRS CONSTRACTS (PROPOSAL IV)

      The table on the following pages lays out the proposed changes to the Fundamental Policies set forth in the Statement of Additional Information, necessary to make clear that the Trust may enter into TRS contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fundamental Policies which are Being Modified

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Existing Policy                                         New Language:
---------------                                         ------------
The HIT will not issue senior securities, except that   The HIT will not issue senior securities, except as permitted by (i)
the HIT may borrow money from banks provided that,      the Investment Company Act and the rules and regulations thereunder,
immediately after such borrowing, there is an asset     or interpretations or modifications by the SEC, SEC staff or other
coverage of at least 300% of all borrowings of the      authority with appropriate jurisdiction, or (ii) exemptive or other
HIT.  Not more than 50% of the HIT's assets will be     relief from the SEC, SEC staff, or other authority.
used as security for such borrowings.  This borrowing
provision is not for investment leverage, but           The HIT will not borrow money, except as permitted by (i) the
primarily to facilitate management of the portfolio     Investment Company Act and the rules and regulations thereunder, or
by enabling the HIT to meet redemption requests and     interpretations or modifications by the SEC, SEC staff or other
to make advances on construction loans securing         authority with appropriate jurisdiction, or (ii) exemptive or other
Mortgage Securities and to meet outstanding HIT         relief from the SEC, SEC staff, or other authority, provided that
commitment obligations (and, on occasion, to make       not more than 50% of the HIT's assets will be used as security for
income distributions) when available HIT cash is        such borrowings.
insufficient for such purposes and the liquidation of
investments is deemed to be inconvenient or
disadvantageous.                                        Discussion:
                                                        -----------

                                                        This policy is being divided into two separate policies on senior securities and borrowing because these may be treated as separate categories in the regulatory regime.

                                                        All mutual funds are required by the Act to have a fundamental policy about the borrowing of money and the issuance of senior securities.  The policies had to be revised, however, to delete restrictions on the purpose of borrowings or issuance of senior securities, which may be viewed as a form of borrowing, to remove
                                                        any inference that TRS transactions are prohibited.   In addition,
                                                        the restriction on percentage of borrowing in the Fundamental Policy on borrowing is being deleted because it merely restated the
                                                        Investment Company Act requirements, which are now incorporated.

                                                        The new polices, which track the limitations under the Investment
                                                        Company Act, incorporate the following restrictions:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                           o     Senior securities are generally defined as fund
                                                                 obligations that have a priority over the fund's shares
                                                                 with respect to the payment of dividends or
                                                                 distribution of fund assets. The Act prohibits a fund
                                                                 from issuing senior securities except with regard to
                                                                 borrowing. In addition, the SEC staff has indicated
                                                                 that it may consider certain investments that employ
                                                                 leverage to be senior securities, but would not
                                                                 consider such investments prohibited if 100% covered by
                                                                 segregated, non-illiquid assets. To the extent
                                                                 required, the Trust intends to segregate assets to
                                                                 cover any TRS contracts.

                                                           o     With regard to borrowing, the Act generally permits a
                                                                 fund to borrow money in amounts of up to one-third of
                                                                 the fund's total assets from banks for any purpose, and
                                                                 to borrow up to 5% of the fund's total assets from
                                                                 banks or other lenders for temporary purposes.

                                                        As amended, if the Investment Company Act guidelines change, the provisions would change as well, thus eliminating a need for amendment.

---------------------------------------------------------------------------------------------------------------------------------
Existing Policy                                         New Language:
---------------                                         ------------

The HIT will not lend any assets of the HIT             The HIT will not lend any assets of the HIT except as permitted (i)
except as set forth above.                              the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority.

                                                        Discussion:
                                                        ----------

                                                        All mutual funds are required to have a fundamental policy about lending money and other assets.  The reference "as set forth above"
                                                        in the existing policy is to descriptions contained in the Statement of Information, but could be viewed as ambiguous.  The revised
                                                        policy removes this ambiguity.   In addition, because TRS contracts
                                                        could be viewed as lending, it makes clear that the prohibition covers only those practices not permitted under applicable legal authority.  The Act does not prohibit a fund from making loans;
                                                        however, SEC staff interpretations currently prohibit funds from lending more that one-third of their total assets, except through the purchase obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates.  The SEC frequently treats repurchase agreements as
                                                        loans.)    As amended, if the Investment Company Act guidelines
                                                        change, the provisions would change as well, thus eliminating a need for further amendment.

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Fundamental Policies Which are Being Deleted

--------------------------------------------------------------------------------------------------------------------------------

Existing Policy
---------------
The HIT will not invest in oil, gas or other mineral    Deleted. The Act does not require the Trust to have a fundamental
leases, or arbitrage transaction.                       policy relating to these types of investments.  The provision reflects outdated requirements under state law that may be read to prohibit TRS transactions because of the reference to arbitrage transactions.  Insofar as the provision is otherwise irrelevant to the operations of the Trust, it is proposed to be deleted.  Under the Trust's investments guidelines and restrictions, as set forth in its Declaration of Trust, investments in oil, gas or other mineral leases are not permitted, and any change would require the consent of Participants.
--------------------------------------------------------------------------------------------------------------------------------
Existing Policy
---------------

The HIT will not purchase securities on margin (but     Deleted.   The Act does not require that a fund have a fundamental
the HIT may obtain such short-term credits as may be    policy relating to the purchase of securities on margin.  Margin
necessary for the clearance of transactions).           purchases generally involve borrowing money from a broker to purchase securities, and the practice would be covered in any event by the Trust's Fundamental Policy on borrowing.  Because the provision may be read to prohibit TRS transactions and addresses a subject that is covered by the separate policy regarding borrowing, it is proposed to be deleted.
--------------------------------------------------------------------------------------------------------------------------------

                        AFL-CIO HOUSING INVESTMENT TRUST

                                      PROXY

                       2007 Annual Meeting of Participants

      The undersigned hereby appoints Helen R. Kanovsky and Mary C. Moynihan and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held August 16, 2007 and all postponements and adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (I) To approve an amendment to Section 3.3 of the Declaration of Trust, to permit the Trust, in connection with any investment in tax-exempt bonds otherwise permitted by the Declaration of Trust, to enter into total return swap contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating agencies, provided that the total notional value of the tax-exempt bonds involved in such contracts that are outstanding from time to time shall not exceed ten percent (10%) of the value of all of the Trust's assets:

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (II) To approve an amendment to Section 5.2 of the Declaration of Trust to expand the definition of "Eligible Pension Plan" to include (i) non-United States employee benefit plans subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974; (ii) pension or retirement programs of a non-United States jurisdiction similar to a "governmental plan" as defined in Title 29,
Section 1002(32) of the United States Code; and (iii) master trusts holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization:

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (III) To approve certain amendments to the Declaration of Trust to authorize the Trust to issue additional Series or Classes of Units:

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (IV) To approve certain amendments to the Trust's Fundamental Policies to permit the Trust to enter into total return swap contracts:

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (V) For the reelection of a Chairman to serve until the 2008 Annual Meeting of Participants or until his successor is elected and qualifies:

--------------------------------------------------------------------------------
                                 Richard Ravitch

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (VI) For the reelection of two (2) Class III Union Trustees and one (1) Class III Management Trustee, to serve until the 2010 Annual Meeting of Participants or until their respective successors are elected and qualify:

--------------------------------------------------------------------------------
                    John J. Sweeney (Class III Union Trustee)

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Frank Hurt (Class III Union Trustee)

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Tony Stanley (Class III Management Trustee)

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (VII) For ratification of the Board of Trustees' selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust's 2007 fiscal year:

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

      (VIII) Upon such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------
                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
--------------------------------------------------------------------------------

The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

      The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

      The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of 2007 Annual Meeting of Participants to be held August 16, 2007 and the Proxy Statement dated July 27, 2007.

Please sign your name and indicate your capacity as designee, attorney, trustee or official of a Participant.


Dated: __________________, 2007

Participant ID:

Participant Name:

Number of Units:


By:
                           ____________________________________________________
                           (Signature)

                           ____________________________________________________
                           (Name - please print)

Title:                     ____________________________________________________
                           (please print)


_______________________________________________________________________________

To vote via Internet, please use the following User Name and Password*:


User Name:                 ____________________________________________________

Password:                  ____________________________________________________

_______________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY  MAIL:         PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                  SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:     PLEASE SIGN, DATE AND FAX THIS PROXY TO
                  (202) 331-8190.

BY INTERNET:      PLEASE GO TO http://www.aflcio-hit.com/proxy AND ENTER THE
                  USER NAME AND PASSWORD INDICATED ABOVE.*


          PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
                         BY MIDNIGHT ON AUGUST 15, 2007.

----------
* Please note the User Name and Password are case-sensitive.